                                                                    EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION

     In connection with the Quarterly Report of Palmdale  Executive Homes, Corp.
(the "Company") on Form 10-Q/A for the quarter ending  September 30, 2009 as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),
I, Tricia A. Nickson,  Secretary and Treasurer of the Company, certify, pursuant to  18  U.S.C.  Section  1350,  as  adopted  pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Date: March 23, 2010

                                        By: /s/ TRICIA A. NICKSON
                                            ________________________________
                                                Tricia A. Nickson
                                                Secretary and Treasurer